Exhibit 99.1

alight Alight A.nalyst D:oy April 13, 2021

Today’s agenda 01 02 03 04 John Rouleau Vice President, Investor Relations Stephan Scholl Chief Executive Officer Katie Rooney Chief Financial Officer Stephan Scholl & Katie Rooney Chief Executive Officer & Chief Financial Officer Welcome & logistics Alight overview & growth strategy Technology-led transformation Financial profile: Revenue growth, margin expansion & Alight’s financial strength Q&A 2 Alight

Disclaimers Forward-looking statements This communication includes certain “forward-Looking statements” that are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Foley Trasimene Acquisition Corp.’s (“Foley Trasimene”) and Tempo Holding Company, LLC’s (“Alight”) actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forwardlooking statements include, without limitation, Foley Trasimene’s and Alight’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction or waiver of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Most of these factors are outside Foley Trasimene’s and Alight’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Foley Trasimene and/or Alight following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Foley Trasimene, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (S) the impact of COVID-19 on Alight’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company’s common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Alight to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; and (11) the possibility that Foley Trasimene or Alight may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Foley Trasimene’s most recent filings with the SEC and in the Form S-4 (as defined below), including the proxy statement/prospectus/consent solicitation statement filed in connection with the proposed business combination. ALL subsequent written and oral forward-looking statements concerning Foley Trasimene or Alight, the transactions described herein or other matters and attributable to Foley Trasimene, Alight or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Foley Trasimene and Alight expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law. Additional information about the business combination and where to find it In connection with the proposed business combination, a registration statement on Form S-4 (File No. 333-254801, as it may be amended or supplemented from time to time, the “Form S-4”) has been filed by Alight, Inc., a Delaware corporation (“ Alight Pubco”), with the SEC. The Form S-4 includes a proxy statement to be distributed to holders of Foley Trasimene’s common stock in connection with Foley Trasimene’s solicitation of proxies for the vote by Foley Trasimene’s stockholders in connection with the proposed business combination and other matters as described in the Form S-4, consent solicitation statements to be distributed to certain direct and indirect holders of Alight, as well as a prospectus of Alight Pubco relating to the offer of the securities to be issued in connection with the completion of the business combination. Foley Trasimene, Alight Pubco and Alight urge investors, stockholders and other interested persons to read the Form 5-4, including the proxy statement/consent solicitation statement/prospectus that forms a part thereof, as well as other documents filed with the SEC in connection with the proposed business combination, as these materials contain important information about Alight Pubco, Foley Trasimene, and the proposed business combination. Such persons can also read Foley Trasimene’s annual report on Form 10-K filed on February 26, 2021 for additional information about Foley Trasimene, including a description of the security holdings of Foley Trasimene’s officers and directors and their respective interests as security holders in the consummation of the proposed business combination. After the Form S-4 has been declared effective, the definitive proxy statement/consent solicitation statement/prospectus will be mailed to Foley Trasimene’s stockholders as of a record date to be established for voting on the proposed business combination and to direct or certain indirect Alight equityholders as of a record date to be established for the submission of written consents to approve the business combination transactions. Stockholders will also be able to obtain copies of such documents, without charge, once available, at the SE C’s website at www.sec.gov, or by directing a request to: Foley Trasimene Acquisition Corp., 1701 Village Center Circle, Las Vegas, NV 89134, or (702) 323-7330. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov). alight 3

Disclaimers (cont’d.) Participants in the solicitation Foley Trasimene and Alight and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Foley Trasimene’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Foley Trasimene’s directors and executive officers in Foley Trasimene’s annual report on Form 10-K, which was filed with the SEC on February 26, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Foley Trasimene’s stockholders in connection with the proposed business combination will be set forth in the definitive proxy statement/consent solicitation statement/prospectus for the proposed business combination when available. Information concerning the interests of Foley Trasimene’s and Alight’s participants in the solicitation, which may, in some cases, be different than those of Foley Trasimene’s and Alight’s equity holders generally, will be set forth in the definitive proxy statement/consent solicitation statement/prospectus relating to the proposed business combination when it becomes available. No offer or solicitation This communication is for information purposes only and is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Foley Trasimene or Alight, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities Laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. Non-GAAP Financial Measures This presentation includes certain financial information that is not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These financial measures may exclude items that are significant in understanding and assessing Alight’s financial results or position or the projected results or financial position of Alight Pubco following the business combination. Alight management believes the presentation of these non -GAAP financial measures, when considered together with Alight’s and Foley Trasimene’s results presented in accordance with GAAP, provide useful supplemental information regarding Alight’s operating performance. Because of the Limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures in this presentation in conjunction with Alight’s and Foley Trasimene’s audited financial statements and the related notes thereto. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures are set forth in the Appendix. 4 alight

Alight overview & growth strategy Stephan Scholl Chief Executive Officer alight

Our transformation q-D ub Technology-Led Outcomes One Alight organization driven by BPaaS strategy 6 alight

Confluence of factors influencing the future of the workplace Healthcare Total Workforce Regulatory Globalization affordability well-being mobility compliance Healthcare 61 % of workers 1 in 3 workers in 83% of companies are 70+ updates passed deductibles growing cannot retire at alternative work planning to expand since Affordable 8x faster than wages desired age arrangements globally, 50% of which Care Act use an external provider The pandemic has magnified and accelerated these trends Sources: Alight Solutions, Kaiser Family Foundation, The Wall Street Journal, Upwork, Key Bank Capital Markets. alight

Our mission-critical solutions enrich employee well-being, helping global organizations achieve a high-performance culture Deliver and Help consumers administer Enable financial Support Personalize navigate the personalized security and employers benefits healthcare benefits & wellness globally & payroll ecosystem payroll

Alight’s BPaaS solutions deliver superior ROI and outcomes for clients Our Business Process as a Service (BPaaS) model brings together SaaS capabilities and an automated service delivery model with data & Al Alight’s BPaaS solutions and integrated employee engagement platform help clients manage their total cost of people while improving employees’ total wellbeing Our solutions deliver superior outcomes for clients and their employees with an associated guaranteed ROI

Personalization Automated service delivery Data & Al BPaaS SaaS technology 9

BPaaS outcomes for key Fortune 500 clients

Software and technology company

After 6 months live with Alight's solutions:

55%
utilization of healthcare navigation tools (trending toward 100% annual utilization)

+10 points
in perceived value of benefits per employee survey

$7M
in projected first-year healthcare cost savings

+79
Net Promoter Score (NPS) for concierge support

Food products distributor and marketer

After 6 months live with Alight's solutions:

$620
average healthcare savings per household

33%
utilization of healthcare navigation tools

15%
engagement in diabetes health programs

22%
engagement in mental health programs

Industrial and safety supplier

After 6 months live with Alight's solutions:

24%
utilization of healthcare navigation tools

92%
employee satisfaction with healthcare navigation experience

$654
average healthcare savings per household

150% ROI
projected in first year

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What sets us apart Leading provider of end to end, mission-critical benefits and payroll solutions BPaaS model, driven by unparalleled data and actionable Al Massive installed base and TAM to support long-term growth, fueled by macro tailwinds Strong recurring revenues and cash flows with significant margin expansion potential 11

Alight: A category of one in human capital management 30M+ 14% 1 Syrs 96% -4,300 employees and family of U.S. work -avg. client avg. revenue clients members covered force served tenure1 retention2 70% $2.713 -81% $564tyl of the Fortune 100 and 50%+ of the 2020 revenue annual recurring 2020 adjusted Fortune 500 are Alight clients revenue3 EBITDA Source: Company financials (December 31, 2020). 1 Top 25 clients by revenue. 2 Retention defined as prior year’s active client revenue compared to the following year. 3 Recurring revenue defined as Employer Solutions Subscription revenue plus Professional Services Subscription revenue (excluding impact of Hosted business). 12 alight

One Alight: Bringing mission-critical solutions together

One Alight

Employer solutions
84% of revenue[1]

Solutions to manage health & wealth benefits, and payroll for employers and employees

Benefits administration

- Health administration & navigation
- Health savings & reimbursement accounts
- Dependent verification
- Defined benefit & contribution administration
- Participant advisory & wellbeing

Payroll & HR management

- HR data management & cloud services
- Global payroll

Professional services
13% of revenue[1]

Solutions to manage the workforce from the cloud

Cloud deployment solutions (CDS)

Cloud application services (CAS)

Source: Company financials (December 31, 2020).
[1] Based on FY20 Revenue. Excludes Hosted business (expected to be ~1% of total revenue in 2021 and is scheduled to sunset in 2023).

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BPaaS solutions

2021

Currently available BPaaS solutions

- Health benefits administration leveraging SmartBen
- Healthcare navigation
- Financial wellness
- Global payroll leveraging hrX
- Comprehensive CAS

BPaaS solutions coming this year

- Market place
- Clinical navigation
- Next best dollar AI
- AI-driven employer insights
- Global total communication statement offering
- Analytics

BPaaS Bundles: combinations of existing and new BPaaS offers with an associated guaranteed ROI

- Total health bundle
- Payroll services bundle
- Financial wellness bundle

202% YoY growth in BPaaS bookings TCV (Total Contract Value) from Q1'20 to Q1'21

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Across industries, the world's leading brands partner with Alight



2020 revenue mix by industry
21%
21%
20%
13%
12%
13%
Consumer & Retail
Financial Services
Energy & Industrials
Technology, Media & Telecommunications
Life Sciences & Health Care
Other

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Alight’s scale generates unique insights via unparalleled access to proprietary data sets Deliver 200M+ Managed 200+ $1298 in total payroll Serve clients in customer interactions implementations for processed and over 100+ countries a year clients in 2020 $458 in total taxes paid and filed in 2020 16 alight

Focused on technology transformation to drive BPaaS-led offerings

Phase 0: Foundation
Build breadth and size

2017 - 2019

- Market leading benefits platform
- Significant data pools on 30M+ participants
- Longstanding and embedded client relationships

Phase 1: Outcome & ROI
Aggregate products and services to BPaaS offers

2020-2021

- UPoint 2.0
- One Alight – engagement model
- 5 New BPaaS offerings
- Cost guarantee (ROI)
- Data & AI capabilities

Phase 2: Alight Worklife
Next-gen cloud launch and integration

2021+

- Software and AI-focused solutions
- Standardized, scalable, next-generation platforms
  - Health cloud
  - Wealth cloud
  - Payroll cloud

SaaS capabilities

Data & AI capabilities

Standardization & automation of services

Customer engagement

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Our technology vision Intuitive employee Powerful employer Flexible administration experience results and configuration

All HR in one place Al-driven, actionable insights Streamlined integrations Seamlessly multi-channel Integrated control center Simple configuration changes Deep personalization and Full self-service capabilities Robust templates & content contextual messaging Data and file transparency Bundled integrated solutions Rich integration of your HR ecosystem Better experience, better technology, driving engagement 18 alight

The Alight Worklife platform supports our integrated offer Analytics and Al < Visibility into multiple information sources Personalized and predictive, leveraging human and artificial intelligence Ability to provide industry insights and benchmarking Turn insights into action Transaction engine â—„     Optimization and automation Highly configurable Changing behavior to improve costs and outcomes > Customer experience and engagement Seamless, frictionless interactions Single point of contact to access fullsuite of services Integration Ability to integrate to external applications Access to external data to drive integrated insights Access to data via real-time API Alight 19

What’s next? Upcoming technology releases 2H20 1H21 2H21 1H22 Alight Worklife platform Web release Employer tooling alight Extended Core Additional Benefits £ BoncftPra Si®|xxt E* logout $2000    $3500 Hove you chosen a beneficiary? lorem Ipsum health Mobile release New benefits engine R1 Global payroll engine (GPE) R1 Platform 1H22 release (including web & mobile) GPE R2 Two major platform releases per year starting in 2022 alight 20

Our commercial strategy is focused, bringing One Alight to our clients r:J. Added 30% more sales and support roles in 1 H21, including inside sales to improve lead conversion :2ï¿½ New strategic accounts team dedicated to top 250 clients eC]ï¿½ Dedicated new logo team cy> Capture the -$1.3B cross-sell opportunity by bringing together multiple BPaaS products on one platform JJt High-performance and growth-oriented culture ï¿½ 21

CASE STUDY

BPaaS: Global medical technology company

Situation

- Long-tenured global medical technology company with 22K benefit-eligible employees
- Two significant acquisitions in 5 years; client faced pressure to stabilize or reduce medical costs, while keeping coverage affordable
- Employee confusion around plan options led to lower engagement and inefficient use of benefits
- Strong competition for talent shifting workforce demographics and expectations

Alight BPaaS Solution

- BPaaS Total Health Bundle
  - Navigation
  - OneCard
  - Hype

$10.5M

TCV of solution

Client Results

- Enhanced access to and utilization of healthcare
- Changed employee behavior to boost preventative care uptake, reducing long-term costs and improving outcomes

$6.2M

Annual guaranteed savings

83%

Employee satisfaction

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One Alight: The only end-to-end integrated platform One Alight competitive advantage Deliver & administer + Help consumers navigate /!Ji+ Enable financial security Deliver scalable Support employers & personalized benefits + + the healthcare ecosystem ï¿½ and wellness payroll employees globally i ... Health Medicare Healthcare Wealth Cloud Global HCM cloud advisory administration enrollment navigation administration payroll payroll & deployment ï¿½ eHealth >Accolade ï¿½ ï¿½ ï¿½ accenture BENEFITFGCUS’ GoHealth’ ï¿½11/ï¿½ ï¿½ onesource Deloitte. ï¿½ ï¿½ Cast11ght VIRTU,.,L ,f/sdworx ï¿½/!\ï¿½ EMPOWER bswift’ Hï¿½Qï¿½.i;; Rl:TIREMENT =ï¿½= ——— = ï¿½ businessolver Quantum· A.flt!.tJ.li.fy. HEAL H ï¿½—-J’fï¿½ CONDUENTA 0 SELECTC}!JOTE Vanguard· MERCER . ï¿½ VI\MA I raet ..... ... VOYï¿½ Towers Willis Watson TAM -$8.8B -$9.0B -$8.3B -$8.4B -$17.SB -$5.0B -$3.3B Sources: Alight Solutions, NelsonHall, PwC Strategy&. 23 alight

Experienced team with track record of technology-led transformation Stephan Scholl

Chief Executive Officer Katie Rooney Chief Financial Officer Cathinka Wahlstrom President & Chief Commercial Officer Colin Brennan Chief Product Strategy & Services Officer Greg Goff Chief Products & Technology Officer ED Auriemma Chief Operations Officer Cesar Jelvez Chief Customer Experience Officer Dinesh Tulsiani Chief Strategy Officer Paulette Dodson General Counsel Michael Rogers Chief Human Resources Officer 24 alight

Financial profile Katie Rooney alight Chief Financial Officer 25

We have a solid and diversified base with multiple sources of upside

Long-term embedded contracts

3-5 year contract length

96% revenue retention[1]

~15 years avg. client tenure[2]

Highly recurring and diversified revenue profiles



Project-based
19%
81%
Recurring[3]



Other
13%
Consumer & Retail
21%
Life Sciences & Health Care
12%
Tech, Media & Telecom
13%
21%
Financial Services
20%
Energy & Industrials

Profitable and sustainable growth with significant and clear BPaaS benefit

Average uplift of 1.5x annual recurring revenue on bundled health BPaaS deals[4]



Bookings by 2023
BPaaS
50%
50%
Non-BPaaS

Transformation drives significant operating leverage



Employer solutions gross margin (%)
35%
40%
60%+
2021
2023
Long term



Adjusted EBITDA margin[5] (%)
22%
24%
30%+
2021
2023
Long term

Established platform with upside from M&A

Strong FCF generation and 3.0x net leverage ratio[6] to support opportunistic M&A

Large, global, and fragmented pool of acquisition targets

Proven ability to integrate and cross-sell new solutions to Alight's large clients (e.g., Compass)

Seasoned team and unique culture with ability to integrate and empower founders

Source: Company financials (December 31, 2020).
Note: See Appendix for non-GAAP reconciliation.
[1] Retention defined as prior year's active client revenue compared to the following year.
[2] Top 25 clients by revenue.
[3] Recurring revenue defined as Employer Solutions Subscription revenue plus Professional Services Subscription revenue (excluding impact of Hosted business).
[4] Based on sold BPaaS bundles.
[5] Adjusted EBITDA does not include public company and stock-based compensation costs.
[6] Calculated based on December 31, 2020 debt less anticipated debt paydown post-SPAC transaction and our trailing twelve month Lender Run Rate Adjusted EBITDA of $621 million.

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Expected ramp in recurring and BPaaS revenue to drive growth %recurring revenue’ 80% 80% 79% 81% 81% 82% 84% ; Revenue ex-Hosted ($M}2 $3,235 $2,909 $2,656 $2,720 $441 $2,385 $400 $2,079 $2,193 $368 $284 .. . 141 $198 • : r.i $2,230 $2,509 $1,830 $2,051 $2,075 $1,635 $1,7 12 2017A 2018A3 2019A 3 2020A 2021E 2022E 2023E %BPaaS revenue2 ,\ Employer Solutions +’ Subscription Project : Professional services Source: Company financials (December 31, 2020). 1 Recurring revenue defined as Employer Solutions Subscription revenue plus Professional Services Subscription revenue (excluding impact of Hosted business). 2 Excludes Hosted business (expected to be -1% of total revenue in 2021E and is scheduled to sunset in 2023E). 3 2018 and 2019 revenue categorization has been adjusted to align with our current reporting structure. 27 alight

We have multiple levers to drive top-line growth One Alight New logos M&A alight -$1.38 -$608 -$208 Average uplift of 1.Sx annual Total addressable market of Proven track record of disciplined recurring revenue on bundled over $60B and just -6% share in M&A and successful integrations health BPaaS deals1 mid-market $ Every 10% increase in cross-sell—20B in new TAM, -2,500 new Every 1% market share gain clients, and -2.SM+ participants equates to $130M in revenue in the mid-market equates to added since 2017 $60M in revenue New solutions BPaaS expansion through new products, Clinical navigation, benefits marketplace, segments and geographies and Next Best Dollar Al 1 Based an sold BPaaS bundles. 28 alight

BPaaS drives add-on purchases and higher value per customer



BPaaS bookings (TCV) trajectory
BPaaS Bookings
Bookings (excl. BPaaS)
~46% CAGR
2021E
2023E
$395M
$843M
$1.4B
$1.7B

Client 1 – Health	Current	Future
ARR (Health)	$1.2M	$2.4M
Direct margin %	16%	24%
ROI guarantee		150%
Offer		
Services	**Current**	**Future**
Benefits admin	✓	✓
Navigation		✓
Hype		✓
One-Card / BSR		✓

Client 2 – Payroll	Current	Future
ARR (Payroll)	$2.2M	$3.8M
Direct margin %	25%	25%
Offer		
Services	**Current**	**Future**
Global payroll	✓	✓
HRX engagement platform		✓

Client 3 – Health	Current	Future
ARR (Health)	$3.4M	$4.8M
Direct margin %	39%	43%
ROI guarantee		150%
Offer		
Services	**Current**	**Future**
Benefits admin	✓	✓
Navigation		✓
Hype		
One-Card / BSR		

Note: ARR: Annual Recurring Revenue, BSR: Benefit Smart Routing; ROI Guarantee is a multiple of Alight fees charged to the client, based on expected total cost savings to the client.

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Significant upside as BPaaS becomes a greater portion of mix BPaaS revenue 2017-2023E TCV of BPaaS bookings {$M)

$41M $13M Q1’2020 Q1’2021 TCV of total bookings $327M $2 84M Q1’2020 Q1’2021 BPaaS will accelerate implementation and revenue rec ognition 2017A 2018A 2019A 2020A 2021E 2022E 2023E Future Prospecting Sale/Signi ng Implementation % BPaaS revenue’ ——- Current: 12-18 months—- - 3% 23% 0%-fi BPaaS: 6-9 months 1 Excludes hosted business. 30 alight

Revenue benefits, cost reductions support margin expansion Gross margin 1.4% 38.7% 2.0% 34.6% (1.5%) 2.0% - 33.4% (1.6%) (1.9%) 3.7% ï¿½ ï¿½ ï¿½ 1 Sa Sb 6 2019 Investments M&A COVID Optimus& 2021E New BPaaS Optimus& 2023E impact operating BPaaS conversions operating leverage sales (existing leverage Revenue 7% 1% book) 10% growth Phase 1 Phase 2 Investments: Technology and product investments ($38M)1 Sa Launch of cloud platforms will drive reduced implementation time and M&A: Integration of Hodges-Mace, NGA, and Choice Health at lower margins ongoing costs through standardization Covid impact: Covid impact on revenue ($95M) Sb Faster sales to revenue conversion with product licensing upfront Optimus & operating leverage: One Alight delivery model driving 6 30% reduction in cost to serve through standardized, pre-configured next -efficiencies (net $92M) gen product suite—automated and self-serve capabilities & easier tooling Source: Company financials (December 31, 2020). Note: Revenue growth reflected on a year-over-year basis. 1 Excludes $SM of capitalized investment. 31 alight

Recurring revenue model supports strong EBITDA growth Sustained steady EBITDA and margins ($M, %) $768 $640 $596 $600 $576 Adj. EBITDA 1 $479 2017A 2018A 2019A 2020A 2021E 2022E 2023E Adj. EBITDA 21% 24% 23% 21% 22% 22% 24% margin1 Technology and commercial investments drive operating leverage and long-term EBITDA margins of 30%+ Source: Note: See Company appendix financials for non-GAAP (December reconciliation. 31, 2020) . 12021-2023 Adjusted EBITDA and Adjusted EBITDA margin does not include public company and stock-based compensation costs. 32 alight

$7.3 billion Foley Trasimene transaction strengthens capital structure Sources & uses ($M) Proforma ownership1 Sources SPAC cash in trust $1,035 Forward purchase agreement 300 PIPE investment (incl. $250M from Cannae and $1SOM from FNF) 1,550 Shares to SPAC Existing Alight shareholders rollover equity 2,267 Rollover existing debt 2,276 Shares to FPA Cash from balance sheet 448 Total sources $7,876 Shares to PIPE Uses Shares to sponsor Debt paydown $1,864 Cash consideration to existing Alight shareholders 1,000 Ro llover shares to Existing Alight shareholders rollover equity 2,267 Rollover existing debt 2,276 existing shareholders Cash to balance sheet 360 28.8% Estimated fees & expenses’ 109 Total uses $7,876 Foley Trasimene, Blackstone and Alight partnering to drive value Note: See appendix for non-GAAP reconciliation. 1Assumes no redemptions. Shore count includes 226.7 million seller shares, 103.5 million SPAC shares, 30.0 million FPA shares, 155.0 million PIPE shares (including 25.0 million PIPE shores to Cannae ond 15.0 public, million FPA and PIPE private shares placement to FNF) and warrants 23.3 million struck founder at $11.50 shares. (including Excludes shares impact issued of 15.0 in respect million of seller pre-business earnout shares combination (50% eorned vested ot and $12.50 unvested ond profits 50% eorned interests) ot $.15.00) . Excludes impoct of 59.6 million 33 alight

Pro forma capital structure provides significant deleveraging and additional flexibility Pro forma net leverage ratio1 of 3.Ox; 45% debt reduction provides $100M+ annual interest expense savings Higher free cash flow enables continued investments in organic growth and strategic M&A Reviewing opportunity to increase revolver capacity, extend maturities, and lower borrowing margin Current $, in millions 1,976 [GRAPHIC APPEARS HERE] Pro forma $, in millions 1,976 [GRAPHIC APPEARS HERE] Source: Company financials (December 31,2020). 1    Calculated based on December 31,2020 debt less anticipated debt paydown post-SPAC transaction and our trailing twelve month Lender Run Rate Adjusted EBITDA of $621 million. 2    Excluding Letters of Credit of $12M. 34 alight

CASE STUDY

M&A: Driving success in healthcare navigation

COMPASS
Healthcare Redefined.

- Acquired in 2018
- ~$35M in revenue at acquisition, across 1,700+ clients, 2M+ members
- Best-in-class healthcare navigation: High-tech + high-touch
- Enhanced Alight's solution set by improving quality of care, reducing employer costs
- Platform for future expansion into fast-growing area of clinical care guidance, with ~$3B TAM and ~20% CAGR

Success in integrating solutions and cross-selling



25-35%
Average standalone Compass utilization



75-90%
Utilization when connected with Alight's Benefits Admin platform

Critical to delivering ROI savings from Alight's health BPaaS bundle

- Higher engagement, more touchpoints
- Better employee experience and healthcare decisions, reduced expense
- Savings exceeding 1.5x the price of the platform

- ~$60M in incremental cross-sell sales[1] of the Compass solution to 30 existing Alight clients since acquisition
- Synergies equal to ~20% of total cost base

[1] First year value of sales.

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Four thoughts we want to leave you with today 1 Our cloud-based technology, recurring revenue model, and blue-chip customer base provide stability and a solid foundation 2 Our transformation, shift to BPaaS, and addition of new segments, products and geographies will unlock profitable growth 3 Our strategy is driving improved ROI for employers and better outcomes for employees, and we have tangible examples of both 4 Our strong balance sheet and new public currency will enable us to accelerate our evolution 36

Q&A 37 alight

Appendix 38 alight

Financial summary Summary revenue build 2017-2023E ($M) Historical Projected $M, unless otherwise stated 2017A 2018A 2019A 2020A 2021E 2022E 2023E Subscription 1,635 1,712 1,830 2,050 2,075 2,230 2,509 Project 302 284 271 237 245 238 240 Employer solutions revenue 1,938 1,996 2,101 2,287 2,320 2,468 2,749 growth% 3.0% 5.3% 8.9% 1.4% 6.4% 11.4% Subscription 23 33 55 108 138 168 199 Project 118 165 230 260 262 273 287 Professional services 141 198 284 368 400 441 486 growth% 39.8% 43.8% 29.6% 8.6% 10.3% 10.1% Revenue (ex-Hosted) 2,079 2,193 2,385 2,656 2,720 2,909 3,235 growth% 5.5% 8.7% 11.4% 2.4% 7.0% 11.2% Plus: Hosted revenue 222 184 167 72 40 35 0 Total revenue 2,301 2,378 2,552 2,728 2,760 2,945 3,235 growth% 3.3% 7.3% 6.9% 1.2% 6.7% 9.9% BPaaS 58 88 158 334 363 509 743 Non-BPaaSrevenue 2,243 2,290 2,394 2,394 2,397 2,436 2,492 Total revenue 2,301 2,378 2,552 2,728 2,760 2,945 3,235 growth% 3.3% 7.3% 6.9% 1.2% 6.7% 9.9% Source: Management model. 39 alight

Financial summary (cont'd.)

Key financial items 2017-2023E ($M)

$M, unless otherwise stated	Historical				Projections		
	2017A	2018A	2019A	2020A	2021E	2022E	2023E
Memo: Total revenue	*2,301*	*2,378*	*2,552*	*2,728*	*2,760*	*2,945*	*3,235*
Employer solutions		756	773	726	802	889	1,099
Professional services		51	67	106	124	139	154
Gross profit (ex-Hosted)		**807**	**840**	**832**	**926**	**1,028**	**1,252**
margin %		*36.8%*	*35.2%*	*31.3%*	*34.1%*	*35.3%*	*38.7%*
Plus: Hosted		44	44	3	(6)	(10)	0
Total gross profit		**851**	**883**	**834**	**921**	**1,017**	**1,252**
margin %		*35.8%*	*34.6%*	*30.6%*	*33.4%*	*34.5%*	*38.7%*
SG&A		(467)	(436)	(495)	(528)	(548)	(646)
Adjustments[1]		143	81	133	95	49	30
Adjusted EBIT		**527**	**528**	**473**	**488**	**518**	**636**
margin %		*22.2%*	*20.7%*	*17.3%*	*17.7%*	*17.6%*	*19.7%*
Adjusted EBITDA[2] (ex-Hosted)	**423**	**540**	**566**	**564**	**606**	**650**	**768**
margin%	*20.3%*	*24.6%*	*23.7%*	*21.2%*	*22.3%*	*22.3%*	*23.7%*
Plus: Hosted EBITDA	56	36	31	0	(6)	(10)	0
Adjusted EBITDA[2]	**479**	**576**	**596**	**564**	**600**	**640**	**768**
margin %	*20.8%*	*24.2%*	*23.4%*	*20.7%*	*21.7%*	*21.7%*	*23.7%*
Capex	(58)	(86)	(90)	(114)	(135)	(147)	(162)
Free cash flow	**$421**	**$490**	**$506**	**$450**	**$465**	**$493**	**$607**

Source: Management model.
[1] Adjustments for stock-based compensation, transaction related expenses separation costs, non-recurring professional expenses transformation initiatives, restructuring and other.
[2] Projected Adjusted EBITDA for 2021-2023 excludes public company and stock-based compensation expenses.

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Reconciliation of historical adjusted EBITDA Reconciliation of historical financials $M, unless otherwise stated 2017A 2018A 2019A 2020A 2 3 4 5 6 7 1 Net Income (Loss) Interest expense, net Income tax expense Depreciation Intangible amortization ($103) 234 9 91 200 $41 114 34 50 142 $22 224 16 68 185 ($21) 208 17 49 180 GAAP EBITDA $381 $433 $515 $431 Share-based compensation 70 14 9 5 i Adjusted EBITDA (pre-restructuring) $391 $447 $524 $436 ; i i Adjustments to Adjusted EBITDA Transaction-related expenses Separation from Aon expenses Non-recurring professional expenses Transformation & Restructuring Other SEC Adjustment Adjusted EBITDA 36 16 0 28 15 (7) 1 49 1 52 27 (D $479 $576 0 0 14 37 40 (19) $596 0 0 0 85 40 3 $564 Key commentary 1 Share based compensation awarded to employees 2 Includes expenses related to third-party consulting, financing costs, legal expenses and other incremental costs incurred to complete the separation 3 Expenses related to establishing Alight as a stand-alone company following the separation from Aon 4 Costs related to the postponed initial public offering 5 Severance, data center enhancement, and other charges related to the restructuring program that commenced in 2019 6 Expenses related to long term incentives, M&A and other activities 7    SEC adjustment made to comply with PCAOB audit standards for historical periods 41 Source: Management model. alight

Reconciliation of projected adjusted EBITDA

Reconciliation of projected financials

$M, unless otherwise stated	2021E	2022E	2023E
Net Income (Loss) pre-SBC[1]	**$9**	**$121**	**$221**
Interest expense, net[2]	112	112	111
Cost to extinguish debt[3]	76	0	0
Income tax expense	3	42	78
Intangible amortization	201	201	201
Depreciation	112	122	132
Unadjusted EBITDA[4]	**$513**	**$598**	**$743**
Adjustments to EBITDA			
(1) LTIP Compensation	14	16	25
(2) IT Optimus Investment	28	26	0
Adjusted EBITDA (pre-restructuring adjustments)[4]	**$555**	**$640**	**$768**
Adjustments to Adjusted EBITDA			
(3) Transformation & Restructuring	44	0	0
(4) Other	1	0	0
(5) SEC Adjustment	0	0	0
Adjusted EBITDA[4]	**$600**	**$640**	**$768**
(3) ***Restructuring Detail***			
Severance	*35*	*0*	*0*
Advisor Costs	*4*	*0*	*0*
Real Estate	*5*	*0*	*0*
IBM Write-Off	*0*	*0*	*0*
M&A	*0*	*0*	*0*

Source: Management model.
Note: Excludes incremental costs relating to management and administration as a publicly listed entity.
[1] Net income before tax-affected SBC at tax rate 26% in 2021E-2023E; projected SBC has no dilutive impact on pro forma transaction.
[2] Reflects estimated impact of annualized pro forma interest rates for 2021E as well as swap breakage costs arising from the transaction. A 0.125% variance in the weighted-average variable interest rates would result in a ~$3M change in income before income taxes annually. Actual interest rates may vary from those depicted.
[3] Based on analysis of the treatment for the extinguishment of current TL/unsecured debt and hedges, excluding bond repurchase costs.
[4] Excludes public company and stock-based compensation expenses.

Key commentary

1. Projections exclude SBC; LTIP compensation program will continue to impact earnings per share going forward
2. Expenses related to the Optimus restructuring program, including:
   - Consolidation of case management tools driving improved client engagement
   - Write-downs of AI technology that is being replaced under new strategy
   - Costs associated with moving to the Cloud
3. Severance, M&A integration and other charges related to the restructuring program that commenced in 2019
4. Expenses related to M&A and other activities
5. SEC adjustment made to comply with PCAOB audit standards for historical periods

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